POWER OF ATTORNEY

        	Know all by these present that the undersigned hereby constitutes and appoints each of John D.
McCally, Kevin J. McCarthy, Zachary L. Profant and Christopher M. Rohrbacher, or
  any of them signing
singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1)	prepare, execute in the undersigned name and on the undersigned behalf, and submit to the
U.S. Securities and Exchange Commission (the SEC) a Form ID, including amendments
thereto and any other documents necessary or appropriate to obtain codes and passwords
enabling the undersigned to make electronic filings with the SEC of reports required by
Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)	execute for and on behalf of the undersigned in the undersigned's capacity as an officer and/or
director of business development companies advised by Churchill Asset
Management, LLC
(each a Company and collectively the Companies), Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(3)		do and perform any and all acts for and on behalf of the undersigned which may be necessary
or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any
amendment or amendments thereto, and timely file such form with the SEC and any stock
exchange or similar authority; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required
by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

        	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform
any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the
rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if
personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such
attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by
virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that
the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming,
nor are the Companies assuming, any of the undersigneds responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.

        	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required
to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by a
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing
attorneys-in-fact.

        	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this
8th day of June, 2021.

		/S/ Marissa N. Short
		Signature


		Marissa N. Short
		Print Name



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